Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. FORWARD-LOOKING STATEMENTS 2

1. Introduction to American National Bankshares Inc. 2. Recent quarter performance and accomplishments 3. Financial performance 4. Capital management 5. Why invest in American National? AGENDA 3

INTRODUCTION TO AMERICAN NATIONAL 4

VISION We will be the best provider of relationship- based financial services in the communities we serve, resulting in enhanced shareholder value, customer loyalty and employee satisfaction GUIDING PRINCIPLES 1. Operate a sound, efficient, growing and highly profitable company. 2. Identify and respond to our internal and external customers’ needs and expectations in an ever-changing financial environment. 3. Provide our customers 21st century financial solutions that are designed to meet their current and future needs. 4. Provide an attractive return for our shareholders. 5. Furnish positive leadership for the well-being of all the communities we serve. 6. Continuously develop a challenging and rewarding work environment for our employees that focuses on working as a team. 7. Conduct our work with integrity and professionalism.

Key Highlights Franchise Review 6 • Disciplined loan growth with top tier asset quality • Noninterest bearing deposit funding in excess of peer levels • Effectively leveraging capital with ability to further support future growth • Strong profitability • Proven track record of shareholder returns • Attractive valuation

AMERICAN NATIONAL 7 • $1.7 billion in assets • Loans: $1.2 billion • Deposits: $1.4 billion • Additional $812 million in Trust & Investment assets • Stock symbol “AMNB” • NASDAQ Global Select • Russell 3000 Index • Market cap: $315 million • Based in Danville, VA; 27 offices in VA and NC NOTE: Loans, deposits, Trust & Investment assets , and market cap as of 7/17/17

• Growing – Greensboro/Winston Salem – Roanoke • Consistent – 108 years of tradition – Deep management team – Strong, experienced board of directors – Ability to execute • Conservative – Stringent underwriting – Strong capital • Shareholder focused – Exceptional dividend – Prudent growth – Good stewards of capital WE ARE… 8

• Fortress-like balance sheet – Exceptional asset quality – Low-risk investment portfolio – High liquidity – Capital strength • Disciplined growth – Organic – External • Strong earnings stream • Imagination OUR PRIORITIES 9

SEASONED MANAGEMENT 10 EXECUTIVES NAME POSITION AGE YEARS OF EXPERIENCE YEARS W/AMNB Jeffrey V. Haley President & CEO 57 20 20 William W. Traynham Chief Financial Officer 61 28 8 Ramsey K. Hamadi. Chief Administrative Officer 48 25 1 Edward C. Martin Chief Credit Officer 44 22 1 H. Gregg Strader Chief Banking Officer 59 35 4 John H. Settle President of Trust and Investments 59 36 1 AVERAGE: 55 28 6

11 GROWTH STRATEGY • Organic growth 2016 – 16% • Leverage core market position in Danville • 33% deposit market share • North Carolina CAGR since 2012 • All markets – 15% • Greensboro – 30% • Team lift outs Winston-Salem, NC & Roanoke, VA • Succession for Chief Credit Officer • 7 commercial bankers • 2 small business bankers • Mortgage Originator • 4 retail bankers • 5 support/credit staff • Grow into adjacent markets • Charlottesville, VA • Richmond, VA • Blacksburg, VA • Durham-Chapel Hill, NC

12 Source: SNL Financial Note: Legacy markets include Charlottesville, VA MSA; Danville, VA MSA; Lynchburg, VA MSA; Martinsville, VA MSA; Caswell, NC county and Halifax, VA county 723,407 2,624,909 159,929 316,013 760,830 664,730 Legacy Burlington, NC Roanoke, VA Greensboro-High Point, NC Winston-Salem, NC Total Markets 28,485 101,873 5,360 13,288 31,518 23,222 Legacy Burlington, NC Roanoke, VA Greensboro-High Point, NC Winston-Salem, NC Total Markets 0.47% 4.73% 2.70% 4.38% 3.76% Legacy Burlington, NC Roanoke, VA Greensboro-High Point, NC Winston-Salem, NC Increased Total Population Access 3.6x Increased Access to Small Businesses 3.6x Projected Population Change (2017-2022) (4.4%) 0.8% 5.8% 19.6% 15.8% 2012 2013 2014 2015 2016 Annual Growth in Loans HFI GROWTH STRATEGY

Loan Growth (%) Deposit Growth (%) Loans / Deposits (%) NIBs / Deposits (%) Balance Sheet Growth vs. Peers 13 Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 8.3% 15.9% 18.0% 7.0% 9.9% 11.9% 11.5% 14.0% 12.0% 0.0% 5.0% 10.0% 15.0% 20.0% 5-yr CAGR 3-yr CAGR YoY Growth AMNB Regional Peer Median Nationwide Peer Median 5.7% 10.4% 9.6% 6.0% 9.2% 12.7% 8.9% 10.7% 9.7% 0.0% 4.0% 8.0% 12.0% 16.0% 5-yr CAGR 3-yr CAGR YoY Growth AMNB Regional Peer Median Nationwide Peer Median 26.9% 17.1% 20.9% 10.0% 15.0% 20.0% 25.0% 30.0% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 86.1% 88.4% 89.7% 75.0% 80.0% 85.0% 90.0% 95.0% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median

14 DIVERSE REVENUE STREAM Noninterest Income • Trust & Investment Services • Brokerage • Secondary Mortgage • Title Insurance • Bankers Insurance Trust and Investment Services • Organized in 1927 • Offices in Danville, Martinsville, Lynchburg • Assets: $818 million • Customers: individuals, businesses, foundations and non-profits • Serve clients locally and abroad • Priorities: – Trust administration – Investment management – Estate settlement – Retail brokerage • Excellent equity performance Trust Assets ($ in millions)

15 SUPERIOR ASSET QUALITY Net Charge-offs / Avg. Loans (%) NPAs / Loans + OREO (%) Source: SNL Financial Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion Note: NPAs include nonaccrual loans, accruing TDRs and OREO AMNB Peers • Exceptional performance through cycle • Decreased NPA levels (0.02%) 0.07% 0.08% 0.00% 0.01% 0.66% 0.27% 0.14% 0.15% 0.15% (0.25%) 0.25% 0.75% 1.25% 2013 2014 2015 2016 LTM 1.17% 0.86% 0.91% 0.54% 0.43% 3.61% 3.05% 2.25% 1.88% 1.77% 0.00% 1.50% 3.00% 4.50% 2013 2014 2015 2016 Q1 '17 * AMNB 2017Q2 = .01% * AMNB 2017Q2 = 0.39%

NPA / Loans + OREO (%) LLR / Loans (%) Asset Quality vs. Peers 16 Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets (1) Excludes owner occupied CRE loans 0.43% 1.77% 1.14% 0.00% 1.00% 2.00% 3.00% 4.00% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 1.07% 1.08% 1.00% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median CRE / Total Regulatory Capital (%) (1) 223.0% 215.9% 219.8% 120% 150% 180% 210% 240% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median * AMNB 2017Q2 = 238%** * AMNB 2017Q2 = 1.06% ** ratio at Bank level is 260% * AMNB 2017Q2 = 0.39%

LOAN PORTFOLIO March 31, 2017 – $1.2 billion Source: SNL Financial and Company filings December 31, 2016 – CRE 17 • Average commercial credit size of $534,000 • The sweet spot: $500,000 - $1 million • Granular portfolio • Highly diversified • Top 10 relationships combine for $208 million or 16% of total loans

21.1% 21.7% 23.7% 25.5% 27.6% 26.9% 14.9% 15.9% 18.0% 18.0% 15.3% 15.7% 24.1% 25.6% 24.6% 25.0% 29.5% 31.2% 15.6% 14.1% 13.0% 11.9% 9.8% 9.0% 24.3% 22.8% 20.9% 19.5% 17.8% 17.2% 0% 25% 50% 75% 100% 2012 2013 2014 2015 2016 MRQ Demand Deposits NOW & Other Trans Accts MMDA & Savings Retail Certificates of Deposit Jumbo Certificates of Deposit DEPOSIT PORTFOLIO Deposit Migration History Cost of Deposits Source: SNL Financial and Company filings Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion • Legacy markets provide a stable source of low-cost core deposits AMNB Peers 18 0.65 0.52 0.44 0.39 0.39 0.34 0.81 0.58 0.43 0.42 0.41 0.41 2012 2013 2014 2015 2016 Q1 '17

SECURITIES PORTFOLIO Source: SNL Financial and Company filings • Minimal credit risk; minimal duration risk • High quality – $287 million AFS securities portfolio – All above investment grade – Municipal portfolio with very high credit quality and wide geographic dispersion – No investments are classified • Strong source of liquidity Portfolio Highlights06/30/2017 Securities Portfolio 19

Q2 - 2017 PERFORMANCE & RECENT ACCOMPLISHMENTS 20

Q2 2017 HIGHLIGHTS 21 • Annualized loan growth 21% • Diluted EPS: $0.49 (YTD $0.97) • NPAs to Total Assets: 0.40% vs. 0.43% in Q1 2017 • Dividend: $0.24 paid in Q2 – Paid $0.96 full year for 2016

FINANCIAL PERFORMANCE AND PEER COMPARISON 22

11.8x 14.1x 14.4x 14.6x 15.3x 15.4x 16.5x 18.7x 21.5x 5.0x 10.0x 15.0x 20.0x 25.0x ENFC FBNC ANCX FCBC ESXB AMNB SONA LOB HTBI 1.15x 1.29x 1.37x 1.59x 1.60x 1.67x 1.87x 1.97x 1.99x 2.27x 2.34x 3.94x 0.50x 1.50x 2.50x 3.50x 4.50x ENFC HTBI CFFI PEBK NKSH ESXB SONA FCBC AMNB FBNC ANCX LOB Price / Tangible Book Value (x) Regional Peer Performance – Valuation Analysis 23 Source: SNL Financial; Financial data as of or for the most recent quarter available; Market data as of 7/14/2017 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets (1) First Call consensus estimates Price / 2018 Est. EPS (x) (1) Median (excl. AMNB): 1.67x Median (excl. AMNB): 15.0x

Core ROAA (%) (1) Core ROATCE (%) (1) Net Interest Margin (%) Efficiency Ratio (%) Profitability vs. Peers 24 Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets (1) Core Income excludes extraordinary items, non-recurring items and gains/losses on sale of securities, 0.94% 0.88% 0.93% 0.65% 0.80% 0.95% 1.10% 1.25% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 10.1% 9.2% 10.1% 6.5% 8.0% 9.5% 11.0% 12.5% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 61.9% 65.7% 63.3% 55.0% 58.0% 61.0% 64.0% 67.0% 70.0% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 3.44% 3.71% 3.54% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median

TOTAL RETURN AMNB Return Relative to the NASDAQ Bank Index and Peers Source: Factset Research Systems; Market data as of 7/14/2017 Note: AMNB total return assumes reinvestment of dividends Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion AMNB NASDAQ Bank Peer Median 174.5% 35.0% 40.8% 23.0% 137.6% 24.6% 0.0% 50.0% 100.0% 150.0% 200.0% Since 2008 Since Election 25

3 Year CAGR (%) 5 Year CAGR (%) Source: SNL Financial (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs 9.7% 8.8% 9.6% 0.0% 4.0% 8.0% 12.0% AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) 5.3% 7.8% 8.0% 0.0% 4.0% 8.0% 12.0% AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) 10 Year CAGR (%) 8.1% 7.0% 6.9% 0.0% 4.0% 8.0% 12.0% AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) OPPORTUNISTIC ASSET GROWTH 26

Price / TBV (x) Price / LTM EPS (x) Source: SNL Financial; Market data as of 7/14/2017 (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs 1.99x 1.67x 1.80x 1.20x 1.40x 1.60x 1.80x 2.00x 2.20x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) 19.4x 18.8x 19.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) Price / 2017 Est. EPS (x) Price / 2018 Est. EPS (x) 18.2x 17.8x 17.8x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) 15.4x 15.0x 15.1x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) TRADING MULTIPLES ANALYSIS 27

0.96% 0.78% 0.00% 0.40% 0.80% 1.20% 1.60% 2009 2010 2011 2012 2013 2014 2015 2016 MRQ HISTORICAL PEER COMPARISON ROAA (%) Source: SNL Financial Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion Efficiency Ratio (%) Net Interest Margin (%) 61.9% 65.7% 35.0% 45.0% 55.0% 65.0% 75.0% 2009 2010 2011 2012 2013 2014 2015 2016 MRQ 3.44% 3.71% 3.00% 3.50% 4.00% 4.50% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 MRQ AMNB Peers 28

Core ROAA (%) NIM (%) Efficiency Ratio (%) NPAs/ Loans + OREO (%) NCOs/Avg. Loans (%) TCE/TA (%) Total Capital (%) Div Yield (%) NATIONWIDE MRQ COMPARISON Source: SNL Financial; Market data as of 7/14/2017 Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion; Data shown as averages 75th Percentile 50th Percentile 25th Percentile Nationwide Public Banks and Thrifts AMNB (3.44%) AMNB (0.43%) AMNB (14.6%) AMNB (2.6%) Peers (3.71%) Peers (1.77%) Peers (9.9%) Peers (14.2%) Peers (1.4%) Performance Asset Quality Capital Returns AMNB (0.00%) Peers (0.37%) 29 AMNB (0.94%) Peers (0.88%) AMNB (61.9%) Peers (65.7%) AMNB (9.5%)

CAPITAL MANAGEMENT 30

• Past: − Historically strong capital levels funded 2 transactions in past 6 years during economic crisis • Future: • Maintain more capital than most to: − Satisfy changing regulatory requirements − Flexibility to support opportunistic M&A transactions − Shareholder expectations • Appropriate balance to fund: − Organic growth − Acceptable deals − Pay strong dividend − Stock repurchase program CAPITAL MANAGEMENT 31

32 CAPITAL RATIO TRENDS Source: BHCPR as of 12/31/16 Note: Peers include national peers with total assets between $1.0 billion and $3.0 billion Note: See addendum for Capital definitions

TCE / TA (%) Leverage Ratio (%) CET 1 Ratio (%) Total Risk-Based Capital (%) Capital Ratios vs. Peers 33 Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 9.51% 9.92% 9.08% 7.5% 8.5% 9.5% 10.5% 11.5% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 11.38% 10.59% 10.10% 9.0% 10.0% 11.0% 12.0% 13.0% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 14.61% 14.24% 14.16% 12.0% 14.0% 16.0% 18.0% 20.0% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median 11.62% 12.79% 11.89% 10.0% 11.0% 12.0% 13.0% 14.0% 2014Y 2015Y 2016Y 2016Q2 2016Q3 2016Q4 2017Q1 AMNB Regional Peer Median Nationwide Peer Median

34 0.00% 0.00% 0.33% 1.04% 1.49% 1.80% 1.81% 2.26% 2.30% 2.63% 2.70% 2.75% 0.0% 1.0% 2.0% 3.0% 4.0% HTBI ENFC LOB FBNC PEBK ESXB SONA ANCX FCBC AMNB CFFI NKSH DIVIDENDS Dividend Yield (%) AMNB Dividend Payout Trend

OPPORTUNISTIC ACQUISITION STRATEGY • Fair value accounting changed the game • Capital is necessary to be a player • Focused on growth markets in NC and VA • Characteristics of targets: – $250 million-$750 million size – Practical assimilation – Manageable credit issues – Compatible cultures – EPS accretion – Maintenance of strong capital levels – Identifiable synergies for savings • Our credit culture will be maintained 35

We are a community bank known for… WHY INVEST IN AMERICAN NATIONAL? 36 Strong earnings Attractive dividend Consistently outperforming peers Opportunistic, disciplined growth Balance sheet positioned for rising rate environment Capital to support growth Strong board and management

INDUSTRIES IN AMNB MARKETS 37

COLLEGES AND UNIVERSITIES IN AMNB MARKETS 38

39 QUESTIONS?

Total Risk Based Capital Total Risk Based Capital (total equity less AOCI less goodwill and CDI plus TPS and Allowance)/Total Risk- Weighted Assets Tier I Risk Based Capital Tier I Capital (total equity less AOCI less goodwill and CDI plus TPS)/Total Risk-Weighted Assets Common Equity Tier I Capital Common Equity Tier I Capital (total equity less AOCI less goodwill and CDI)/Total Risk-Weighted Assets Tier I Leverage Tier I Capital (total equity less AOCI less goodwill and CDI plus TPS)/Average Assets less goodwill and CDI Tangible Common Equity Tangible Common Equity (total equity less goodwill and CDI)/Tangible Assets (total assets less goodwill and CDI) ADDENDUM 40